Exhibit 99.1

Corporate Update January 29, 2018 Nasdaq: ONTX This presentation contains forward-looking statements about Onconova Therapeutics, Inc. based on management’s current expectations which are subject to known and unknown uncertainties and risks. Onconova has attempted to identify forward-looking statements by terminology including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “should," "approximately" or other words that convey uncertainty of future events or outcomes. This presentation assumes the Company raises capital for disclosed product development plans. Our actual results could differ materially from those discussed due to a number of factors, including, but not limited to, our ability to raise additional financing on favorable terms, the success of our clinical trials and our ability to obtain regulatory approvals and other risk factors outlined in our annual and quarterly reports filed with the Securities and Exchange Commission. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements, whether written or oral, that may be made from time to time, as a result of new information, future events or otherwise except as required by law.

Investigational rigosertib and other opportunities Phase 3 INSPIRE trial progressing to completion after promising interim analysis and sample size re-estimation in Jan-18 Trial completion and top-line data projected in 2019 Oral rigosertib provides two large-market opportunities Combination trial for first-line* high risk MDS and single agent trial for lower risk MDS ready to advance to Phase 3 NCI funded RASopathies trial for rare pediatric indications Business Development opportunities in differentiated CDK 4/6+ARK5, Briciclib (EIF4E) and recilisib (Radiation Protection) programs * First line also known as HMA naive Lead Oral Rest

ONCONOVA AT A GLANCE

- Founded in 1998; IPO in 2013 (Nasdaq: ONTX)
- Phase 3 stage clinical candidate: rigosertib
  - Targets RAS effector pathways (Cell, 2016)*
  - Focused on Myelodysplastic Syndromes (MDS)
- Rigosertib partnered with SymBio in Japan/Korea
  - Additional partnerships sought
- Broad pipeline with earlier stage drug candidates
  - Recilisib with Phase 1 data
  - CDK4/6 +ARK5 inhibitor undergoing IND-enabling studies

**Divakar, S.K., Vasquez-DelCarpio R., et al. (2016). A small molecule RAS-mimetic disrupts RAS association with effector proteins to block signaling. Cell 165: 643-655*

January 2018
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MDS RELATED TO OTHER BONE MARROW-DERIVED DISEASES

- MDS: malignant bone marrow disorder characterized by:
  - Bone marrow failure leading to low blood counts
  - 30% of patients progress to AML

- US prevalence is 59,000
  - ~13,000 have higher risk (HR) MDS
  - ~10,000 second-line patients

- Treatment options primarily limited to hypomethylating agents (HMAs)
  - Vidaza (Celgene); Dacogen (Eisai/J&J)
  - Approved more than a decade ago; now off-patent


PNH
MDS
AML
AA
PRCA
LGL
MPN

https://www.clinicaloptions.com/Oncology/Treatment%20Updates/Myelodysplastic%20Syndromes%202016/Module/Myelodysplastic_Syndromes/Pages/Page%202.aspx

January 2018
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RIGOSERTIB POTENTIAL IN MYELODYSPLASTIC SYNDROMES


Total diagnosed MDS
(~59K patients in 2014)
Lower-risk MDS Opportunity
Higher-risk
(~22%, 13.1K patients in 2014)
BSC
(5%, ~0.6K patients)
Treated with HMAs
(80%, ~10.5K patients)
Treated with BMT
(15%, ~2.0K patients)
HMA relapsers
(35%, ~3.7K patients)
HMA non-responders
(65%, ~7K patients)
Eligible for clinical trial
(75%, ~3.2K patients)
Ineligible#
(25%, ~1.0K patients)
Eligible for 2nd-line drug
(75%, >5K patients)
Ineligible#
(25%, ~2K patients)
1st-line drug
2nd-line drug

- Rigosertib for 2nd-line patients (INSPIRE Phase 3 trial)
- For 1st-line patients, in combination with Azacitidine, the current standard of care
- Oral rigosertib for transfusion dependent lower-risk patients

January 2018 5

RIGOSERTIB CLINICAL STAGE PROGRAMS

Disease	Formulation	Indication	Stage	Expected Timelines	Potential Market Opportunity (US)/Benefit	
MDS*	Intravenous	HR-2nd line. No approved product following HMA failure	Phase 3	Interim analysis completed Phase 3 completion 2019	~5,000 patients	No directly competing FDA approved product in the market
	Oral	HR-1st line In combination with AZA	Phase 2	Phase 3 protocol, SPA process, in 2018	~18,000	No oral NCE approved since 2005
	Oral	Lower Risk	Phase 2	Select patient population in 2018	>10,000	Longer potential duration of treatment
RASopathies^	Intravenous and oral	JMML/other Ras Pathway diseases	Phase 1	• NIH CRADA signed • Proof of concept in 2019	Rare disease	Pediatric clinical trial

**Myelodysplastic Syndromes (MDS) are bone marrow diseases related to failure of cellular production and possible transformation to acute leukemia (MSKCC website, other academic resources.)*
^RASopathies are rare inherited diseases of children that include cancer and cardiovascular disease (https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4115674/pdf/nihms604870.pdf)

January 2018 6

LEAD INDICATION: RIGOSERTIB IN 2nd LINE HIGHER-RISK MDS Advanced Phase 3-stage program

INSPIRE TRIAL DESIGN FOR GLOBAL PHASE 3 TRIAL



Eligibility:
• MDS subtypes RAEB-1, RAEB-2, or RAEB-t
• Progression, relapse or failure to respond to HMA
• HMA treatment duration ≤ 9 cycles in ≤ 12 months
• < 82 years of age
2:1 RANDOMIZATION
Rigosertib + Best Supportive Care (BSC) N = 240
Physician's Choice of Treatment + BSC N = 120
Primary Endpoint: Overall Survival
Top-line analysis after 288 events in the ITT population and VHR subgroup

- **Survival endpoint with two successive analyses planned**
  - VHR patients currently constitute >70% of patients enrolled to date
  - Second primary endpoint of IPSS-Very High Risk (VHR) predefined group

January 2018 8

SELECTING PATIENT POPULATION FOR PHASE 3 INSPIRE TRIAL

Data from ONTIME paper* published in *Lancet Oncology*

ITT for ONTIME Trial *



299 Patients
Medians:
RIG 8.2 mo
BSC 5.9 mo
Stratified log-rank P = 0.33
HR = 0.87 (95% CI: 0.67-1.14)
Overall Survival (%)
Months from Randomization
RIG
BSC
At risk
RIG 199 157 114 86 52 29 11 7 4 3 1
BSC 100 71 47 35 19 14 8 3 2 1

Subpopulation for INSPIRE Trial (ONTIME subset post-hoc)**



131 Patients
Censored Median
Rigosertib 17% 7.9
BSC 10% 4.1
Log-rank p = 0.0008
HR = 0.51 (95% CI: 0.34-0.76)
Overall Survival (%)
Months from Randomization
Rigosertib
BSC
At risk:
Rigosertib 89 76 53 37 24 16 6 3 2 1 1
BSC 42 27 16 11 4 2

ITT OS analysis of ONTIME – HR= 0.87; NS survival benefit *

ITT OS of proposed INSPIRE population (ONTIME subset post-hoc) – HR = 0.51; P = 0.0008 **

**Guillermo Garcia-Manero, Pierre Fenaux, Aref Al-Kali, Maria R Baer, Mikkael A Sekeres, Gail J Roboz, et al. Rigosertib versus best supportive care for patients with higher-risk myelodysplastic syndromes after failure of hypomethylating drugs (ONTIME): a randomised, controlled, Phase 3 trial; The Lancet Oncology 2016 (17): 496–508 (published online March 16,2016); additional post-hoc analysis of ONTIME data*

*** Data on file.*

January 2018 9

Interim Analysis Sample-size re-estimation implemented after DMC meeting Interim analysis conducted behind a firewall Trial expansion recommended 135 patients to be added to increase power of trial ITT and VHR successive analyses intact Trial Executive Committee unanimously approves continuing the trial Top-line analysis to be performed after 288 events Analysis results expected 2019 Outreach after interim analysis announcement File revised SAP with health authorities Discuss DMC recommendation with study investigators Advisory group to solicit ideas for enhancing rate of enrollment

Increasing enrollment after Interim Analysis Outreach to all open sites Closing inefficient sites Using KOL support to encourage community physicians to refer patients Addition of new sites Sites which had competing trials when first approached Explore initiating Korea, India and Latin/Central America Indication from Indian KOL that 40+ patients could be enrolled within one year Azacitidine widely available in Latin American countries with motivation to enroll patients in 2nd line trials Provide trial convenience to patients Potential home nursing services for clinical trial ambulatory pump services Support from patient advocacy groups MDS Foundation has reached out to support trial expansion Leukemia & Lymphoma Society will be approached to resume support

Factors influencing Inspire Trial and Top-line Data Interim Analysis promising results may spur interest in the trial Enrollment rate may increase Potential for patient advocacy support High proportion of VHR subgroup in the trial enrolled so far ONTIME trial had 43% of the patients in the VHR subgroup INSPIRE eligibility criteria informed by ONTIME results INSPIRE trial is directed to a significant unmet medical need in MDS Currently no other program is believed to be in advanced trials

COMBINATION THERAPY WITH RIGOSERTIB IN MDS Phase 2 stage, expect to advance to Phase 3 in 2018

ONCONOVA MDS focus End of Phase 2 Meeting with FDA conducted, Phase 2 expansion underway Single-agent IV rigosertib Partnered with SymBio in Japan/Korea* 2nd-line Higher-risk (HR-MDS) INSPIRE Phase 3 Trial; Global trial running on 4 continents Oral rigosertib + azacitidine 1st-line Higher-risk (HR-MDS) Key Trials Phase 2 Phase 1 Preclinical NDA/MAA Partnership Indication Phase 3 IV product for infusion Oral soft gel capsules

Preclinical evidence supports synergism of rigosertib + azacitidine combination MECHANISTIC RATIONALE FOR COMBINATION THERAPY WITH RIGOSERTIB + AZACITIDINE Lu et al., 2016 Cancer Cell Combination approach Block Ras pathway only Block methylation only AML Animal Model Validation of combination approach Week 1 Oral Rigosertib Only Week 4 No Treatment Week 2 Oral Rigosertib + Azacitidine (75 mg/m2) Week 3 Oral Rigosertib Only More than 80 patients enrolled in combination trial including expansion cohort

Response Criteria Response per IWG 2006 Overall evaluable (N=33) No prior HMA (N=20) HMA resistant (N=13) Complete Remission* 8 (24%) 7 (35%) 1 (8%) Marrow CR + Hematologic Improvement (HI) 10 (30%) 6 (30%) 4 (31%) Marrow CR alone 6 (18%) 3 (15%) 3 (23%) Hematologic Improvement alone 1 (3%) 1 (5%) 0 Stable Disease 8 (24%) 3 (15%) 5 (38%) Overall IWG Response 25 (76%) 17 (85%) 8 (62%) Clinical Benefit Response 19 (58%) 14 (70%) 5 (38%) *All responders had CR and no PR was noted in this study RESPONSE DATA FOR ONGOING COMBINATION TRIAL An additional ~40 patients are currently being enrolled in the expanded Phase 2 trial

Combination therapy MAY lead to transfusion Independence Hemoglobin Platelets Neutrophils 12 cycles of AZA – stable disease RBC and platelet transfusions Blasts 7% Monosomy 7 Runx-1 AZA + RIG in 09-08 for 20+ months Complete remission RBC transfusion independence <5% blasts PB CR criteria RBC transfusion independence Platelet transfusion independence Single patient case data*: * Individual patient response data may vary

Key HEMATOLOGIC Safety Data from ONGOING Rigosertib Combination Trial in MDS and aml (Study 09-08) Adverse Events Grade >3 Hematuria 6.0% Anemia 11.0% Neutropenia 19.0% Thrombocytopenia 20.0% Oral Rigosertib + Aza N=54. For additional adverse event information, see ASH 2016 poster presentation on Onconova’s website https://onconovatherapeutics.gcs-web.com/static-files/7027eacd-f87d-423b-b8f7-e7e2ba1e5d64

Key Parameters for Oral Rigosertib + Azacitidine Phase 3 Program Phase 3 Design Randomized Placebo Controlled 1:1 randomization between Aza + oral rigosertib and Aza + oral placebo Patient Population First-line MDS Higher risk patients with indication for azacitidine (Vidaza) Primary Endpoint Composite Response Complete and Partial Remission per IWG 2006 criteria for MDS Trial Start 2018 expected After regulatory discussions on SPA are completed NEXT STEPS FOR RIGOSERTIB + AZACITIDINE DEVELOPMENT Phase 2 trial expanded Up to 40 additional patients in multiple US sites Dose (increase to 1120 mg daily) and schedule optimization To gain additional efficacy and safety data Phase 3 protocol synopsis drafted Scientific advice obtained from EMA

COMBINATION THERAPY: NEXT STEPS AND TIMELINES Step Start Complete Remarks Phase 2 expansion Q1-2017 Q1-2018 Total daily dose of 1120 mg to be explored* Enrollment to end in Q1-18 Efficacy assessment underway Phase 3 protocol Q1-2018 Q2-2018 Synopsis created SPA submission after complete efficacy assessment Phase 3 trial Q4-2018 Q2-2020 Global trial including developing countries Response endpoint may be achieved in <6-9 months after patient is enrolled *Dose justification based on safety data from expansion trial and the recently presented oral rigosertib data in Lower-Risk MDS (ASH 2017)

Rasopathies: RIGOSERTIB FOR Rare pediatric diseases Rigosertib mechanism of action warrants exploration in RAS mediated cancers NCI-funded clinical trial permits broad exploration in many Ras pathway diseases in pediatric populations Potential JMML program with UCSF could provide another area of development Milestones NCI CRADA signed January 2018 NCI Clinical trial IRB review in Process Potential for first patient in 2018 UCSF non-clinical program initiated Funded by LLS JMML clinical program could initiate in 2019

NEW PROGRAM: NEXT GENERATION CDK INHIBITOR

Current generation CDK inhibitors

- Recently launched IBRANCE® (Palbociclib, Pfizer), Kisquali® (Ribociclib, Novartis) and Verzenio® (Abemaciclib, Lilly) have been considered to be potential breakthroughs in cancer therapy
  - First FDA approval for CDK 4/6 inhibitor in breast cancer
- ON 123300 differentiated features
  - In addition to CDK4/6 also targets ARK5 controlling cellular metabolism and survival
  - Potential to act as single agent
  - Differentiated pre-clinical effect
  - Blood-brain barrier penetrating properties

Partnership with HanX

- Announced December 19, 2017
- License for Greater China
  - Onconova retains ROW rights
- HanX to fund IND-enabling studies
  - HanX to file in China
  - Onconova to file in US
- Upfront, milestones, royalties
- HanX a specialty Oncology company
  - Phase 1 stage PD-1 antibody
  - Checkpoint blockade and CDK inhibition believed to be synergistic
- Next Milestone is IND

January 2018
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FINANCIAL DETAILS & SUMMARY

Onconova founded in 1998; public since 2013

Ticker	Nasdaq ONTX	**Debt**	$0
Stock Information	▪ 10.8 million shares outstanding ▪ Public float >84% ▪ 52-week range: $1.36 - $3.22 ▪ 52-week average daily volume: 120,000 ▪ 4Q17 average daily volume: 198,000	**Liquidity**	▪ Cash and cash equivalents of $7.6 million as of 9-30-2017 (excluding Nov-17 raise of $1.4 million) ▪ S-3 effective Dec-17, S-1 filed Dec-17
Ownership	Tyndall, Tavistock, Sabby, Shire; insiders including management	**Burn-rate**	Average $5.6 million per quarter over the last 5 quarters
Analyst Coverage*	H.C. Wainwright, Laidlaw, Maxim, LifeSci Capital, Van Leeuwenhoeck Research (VLR). SeeThru Equity, Dawson James	**Partnerships**	▪ Rigosertib is partnered with SymBio Pharmaceuticals in Japan/Korea; Onconova retains rights to the rest of the world ▪ CDK 4/6 & ARK-5 compound partnered with HanX for Greater China

January 2018 www.onconova.com 23

MANAGEMENT TEAM



Ramesh Kumar, Ph.D.
President & CEO
Co-founder

- Bristol-Myers Squibb
- DNX
- Baxter
- Kimeragen
- Princeton University



Steven M. Fruchtman, M.D.
Chief Medical Officer

- Novartis
- Janssen
- Syndax
- Allos Therapeutics
- Spectrum Pharmaceuticals
- Mount Sinai



Mark Guerin
Chief Financial Officer

- Barrier Therapeutics
- Cardiokine
- PriceWaterhouseCooper

Manoj Maniar, Ph.D.	Senior VP, Product Development	Alcon, SRI
Wolfgang Meyer, Ph.D.	Sr. VP Regulatory Affairs GM, Onconova GmBh	Amgen, Micromet, GPC, Fujisawa
Michael Petrone, M.D.	VP Clin. Dev. Medical Affairs and Pharmacovigilance	GSK, Roberts, GPC

January 2018
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Company founded in 1998 and public since 2013 (Nasdaq: ONTX) Targeting underserved needs in Myelodysplastic Syndromes (MDS) Lead drug Rigosertib in Phase 3 “INSPIRE” trial for Higher-risk MDS Currently no approved drugs for 2nd line patients Designing Phase 3 trial for Oral rigosertib + azacitidine combination Key upcoming milestones INSPIRE (IV) Phase 3 promising interim analysis announced in January 2018 Full trial enrollment and Top-line Phase 3 data next key milestones in 2019 Actively seeking partnerships Rigosertib licensed to SymBio in Japan; other territories in discussion High value preclinical stage next generation CDK4/6 inhibitor ONCONOVA HIGHLIGHTS

info@onconova.us